UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FirstEnergy Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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[The following letter will be mailed to certain registered holders of FirstEnergy Corp.’s common stock.]

76 South Main Street
Akron, Ohio 44308

Ebony L. Yeboah-Amankwah
Vice President, Deputy General Counsel,
Corporate Secretary & Chief Ethics Officer

April 30, 2019

YOUR VOTE IS IMPORTANT TO US – PLEASE VOTE YOUR SHARES TODAY

Dear Shareholder:

You recently received proxy materials relating to FirstEnergy Corp.’s Annual Meeting of Shareholders to be held on May 21, 2019.  You are receiving this reminder notice because we have not yet received your vote for this meeting at the time of this mailing.  Your vote is very important!

Your Board of Directors recommends voting “FOR” the election of the nominees in Item 1 and the proposals in Items 2 through 6.  Your Board of Directors also recommends that you vote “AGAINST” the shareholder proposal in Item 7.  A full explanation of our position on each of these items is available in the proxy statement for the Annual Meeting of Shareholders which can be found at www.firstenergycorp.com/financialreports.

Voting is easy:

•Go to the website www.cesvote.com. •You will need to have your control number, which is listed on the enclosed proxy card, and follow the instructions.
Vote by Internet
•Call 1-888-693-8683 (toll-free). •You will need to have your control number, which is listed on the enclosed proxy card, and follow the instructions.
Vote by Phone

•Vote, sign, date and mail the enclosed proxy card in the postage-paid envelope without delay to ensure your vote is counted.

•If you have voted by internet or telephone, please do not return the proxy card.

Vote by Mail

Please take time to vote TODAY.   If you have any questions, or need assistance in voting your shares, please call our proxy solicitor, Morrow Sodali LLC at 1-800-461-0945 (toll-free).

Thank you for your continued support of FirstEnergy Corp.

Ebony L.  Yeboah-Amankwah

Vice President, Deputy General Counsel,

Corporate Secretary & Chief Ethics Officer

[The following letter will be mailed to certain beneficial holders of FirstEnergy Corp.’s common stock.]

76 South Main Street
Akron, Ohio 44308

Ebony L. Yeboah-Amankwah
Vice President, Deputy General Counsel,
Corporate Secretary & Chief Ethics Officer

April 30, 2019

YOUR VOTE IS IMPORTANT TO US – PLEASE VOTE YOUR SHARES TODAY

Dear Shareholder:

You recently received proxy materials relating to FirstEnergy Corp.’s Annual Meeting of Shareholders to be held on May 21, 2019.  You are receiving this reminder notice because we have not yet received your vote for this meeting at the time of this mailing.  Your vote is very important!

Your Board of Directors recommends voting “FOR” the election of the nominees in Item 1 and the proposals in Items 2 through 6.  Your Board of Directors also recommends that you vote “AGAINST” the shareholder proposal in Item 7.  A full explanation of our position on each of these items is available in the proxy statement for the Annual Meeting of Shareholders which can be found at www.firstenergycorp.com/financialreports.

Voting is easy:

•Go to the website www.proxyvote.com. •You will need to have your control number, which is printed in the box marked by the arrow on the enclosed voting instruction form, and follow the instructions.
Vote by Internet
•Call 1-800-454-8683 (toll-free). •You will need to have your control number, which is printed in the box marked by the arrow on the enclosed voting instruction form, and follow the instructions.
Vote by Phone

•Vote, sign, date and mail the enclosed voting instruction form in the postage-paid envelope without delay to ensure your vote is counted.

•If you have voted by internet or telephone, please do not return the voting instruction form.

Vote by Mail

Please take time to vote TODAY.   If you have any questions, or need assistance in voting your shares, please call our proxy solicitor, Morrow Sodali LLC at 1-800-461-0945 (toll-free).

Thank you for your continued support of FirstEnergy Corp.

Ebony L.  Yeboah-Amankwah

Vice President, Deputy General Counsel,

Corporate Secretary & Chief Ethics Officer